                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                            412,551.50
           Available Funds:
                     Contract Payments due and received in this period                                                 5,030,415.16
                     Contract Payments due in prior period(s) and received in this period                                392,715.82
                     Contract Payments received in this period for next period                                           107,517.54
                     Sales, Use and Property Tax, Maintenance, Late Charges                                               97,430.84
                     Prepayment Amounts related to early termination in this period                                    2,979,876.95
                     Servicer Advance                                                                                    685,736.32
                     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                     Transfer from Reserve Account                                                                         7,863.50
                     Interest earned on Collection Account                                                                 8,309.82
                     Interest earned on Affiliated Account                                                                 1,650.04
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                                                 0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                          0.00
                     Amounts paid under insurance policies                                                                     0.00
                     Any other amounts                                                                                         0.00

                                                                                                                      -------------
           Total Available Funds                                                                                       9,724,067.49
           Less: Amounts to be Retained in Collection Account                                                            415,703.64
                                                                                                                      -------------
           AMOUNT TO BE DISTRIBUTED                                                                                    9,308,363.85
                                                                                                                      =============


           DISTRIBUTION OF FUNDS:

                     1.      To Trustee -  Fees                                                                                0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                                Servicer Advances                                                                        392,715.82
                     3.      To Noteholders (For Servicer Report immediately following the
                                Final Additional Closing Date)

                                    a) Class A1 Principal and Interest                                                         0.00
                                    a) Class A2 Principal (distributed after A1 Note
                                         matures) and Interest                                                         6,693,931.71
                                    a) Class A3 Principal (distributed after A2 Note
                                         matures) and Interest                                                           419,826.67
                                    a) Class A4 Principal (distributed after A3 Note
                                         matures) and Interest                                                           508,746.21
                                    b) Class B Principal and Interest                                                    130,238.33
                                    c) Class C Principal and Interest                                                    261,235.74
                                    d) Class D Principal and Interest                                                    175,849.83
                                    e) Class E Principal and Interest                                                    231,041.51

                     4.      To Reserve Account for Requirement per Indenture Agreement
                                Section 3.08                                                                                   0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                                Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                          Amortization Event in effect)                                                   77,491.67
                                    b) Residual Principal (Provided no Restricting or
                                          Amortization Event in effect)                                                  223,501.38
                                    c)  Reserve Account Distribution (Provided no
                                          Restricting or Amortization Event in effect)                                     7,863.50
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                                Earned and Any Other Amounts                                                             107,390.70
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                                 78,530.78
                                                                                                                      -------------
           TOTAL FUNDS DISTRIBUTED                                                                                     9,308,363.85
                                                                                                                      =============

                                                                                                                      -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
              Event Funds (if any)}                                                                                      415,703.64
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $4,104,190.93
            - Add Investment Earnings                                                                                      7,863.50
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                   0.00
            - Less Distribution to Certificate Account                                                                     7,863.50
                                                                                                                      -------------
End of period balance                                                                                                 $4,104,190.93
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $4,104,190.93
                                                                                                                      =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Pool A                                                               133,559,688.22
                          Pool B                                                                50,725,669.32
                                                                                               --------------
                                                                                                                     184,285,357.54

Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  772,913.37
Class A Monthly Interest - Pool B                                                                  293,550.75

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               3,235,007.90
Class A Monthly Principal - Pool B                                                               3,321,032.57
                                                                                               --------------
                                                                                                                       6,556,040.47

Ending Principal Balance of the Class A Notes

                          Pool A                                                               130,324,680.32
                          Pool B                                                                47,404,636.75
                                                                                               --------------
                                                                                                                     --------------
                                                                                                                     177,729,317.07
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per  $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $240,779,000     Original Face $240,779,000       Balance Factor
$        4.429224              $                27.228456             73.814293%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                                                                       0.00
                          Class A2                                                              24,481,357.54
                          Class A3                                                              74,000,000.00
                          Class A4                                                              85,804,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                             184,285,357.54
                          Class A1 (Actual Number Days/360)                                              0.00
                          Class A2                                                                 137,891.24
                          Class A3                                                                 419,826.67
                          Class A4                                                                 508,746.21

                                                                                               --------------

Class A Monthly Principal

                          Class A1                                                                       0.00
                          Class A2                                                               6,556,040.47
                          Class A3                                                                       0.00
                          Class A4                                                                       0.00

                                                                                               --------------
                                                                                                                       6,556,040.47

Ending Principal Balance of the Class A Notes

                          Class A1                                                                       0.00
                          Class A2                                                              17,925,317.07
                          Class A3                                                              74,000,000.00
                          Class A4                                                              85,804,000.00

                                                                                               --------------        --------------
                                                                                                                     177,729,317.07
                                                                                                                     ==============

Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $41,000,000      Original Face $41,000,000        Balance Factor
$         3.363201             $              159.903426             43.720286%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes

                                          Pool A                                                 2,276,457.63
                                          Pool B                                                   864,582.56
                                                                                               --------------
                                                                                                                       3,141,040.19

           Class B Overdue Interest, if any                                                              0.00
           Class B Monthly Interest - Pool A                                                        13,398.85
           Class B Monthly Interest - Pool B                                                         5,088.79
           Class B Overdue Principal, if any                                                             0.00
           Class B Monthly Principal - Pool A                                                       55,142.18
           Class B Monthly Principal - Pool B                                                       56,608.51
                                                                                               --------------
                                                                                                                         111,750.69

           Ending Principal Balance of the Class B Notes

                                          Pool A                                                 2,221,315.45
                                          Pool B                                                   807,974.05
                                                                                               --------------        --------------
                                                                                                                       3,029,289.50
                                                                                                                     ==============

           ----------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
           Original Face $4,104,000     Original Face $4,104,000       Balance Factor
           $          4.504786          $             27.229700           73.813097%
           ----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes

                                          Pool A                                                 4,552,915.27
                                          Pool B                                                 1,729,165.11
                                                                                               --------------
                                                                                                                       6,282,080.38

           Class C Overdue Interest, if any                                                              0.00
           Class C Monthly Interest - Pool A                                                        27,347.84
           Class C Monthly Interest - Pool B                                                        10,386.52
           Class C Overdue Principal, if any                                                             0.00
           Class C Monthly Principal - Pool A                                                      110,284.36
           Class C Monthly Principal - Pool B                                                      113,217.02
                                                                                               --------------
                                                                                                                         223,501.38

           Ending Principal Balance of the Class C Notes

                                          Pool A                                                 4,442,630.91
                                          Pool B                                                 1,615,948.09
                                                                                               --------------        --------------
                                                                                                                       6,058,579.00
                                                                                                                     ==============

           -------------------------------------------------------------------------------
           Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
           Original Face $8,208,000       Original Face $8,208,000        Balance Factor
           $           4.597266           $              27.229700            73.813097%
           -------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                                 3,035,276.84
                                          Pool B                                                 1,152,776.74
                                                                                               --------------
                                                                                                                       4,188,053.58

           Class D Overdue Interest, if any                                                              0.00
           Class D Monthly Interest - Pool A                                                        19,458.65
           Class D Monthly Interest - Pool B                                                         7,390.26
           Class D Overdue Principal, if any                                                             0.00
           Class D Monthly Principal - Pool A                                                       73,522.91
           Class D Monthly Principal - Pool B                                                       75,478.01
                                                                                               --------------
                                                                                                                         149,000.92

           Ending Principal Balance of the Class D Notes

                                          Pool A                                                 2,961,753.93
                                          Pool B                                                 1,077,298.73
                                                                                               --------------        --------------
                                                                                                                       4,039,052.66
                                                                                                                     ==============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $5,472,000      Original Face $5,472,000       Balance Factor
           $              4.906599       $             27.229700            73.813097%
           -----------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes

                                          Pool A                                                 3,794,096.05
                                          Pool B                                                 1,440,970.93
                                                                                               --------------
                                                                                                                       5,235,066.98

           Class E Overdue Interest, if any                                                              0.00
           Class E Monthly Interest - Pool A                                                        32,461.65
           Class E Monthly Interest - Pool B                                                        12,328.71
           Class E Overdue Principal, if any                                                             0.00
           Class E Monthly Principal - Pool A                                                       91,903.63
           Class E Monthly Principal - Pool B                                                       94,347.52
                                                                                               --------------
                                                                                                                         186,251.15

           Ending Principal Balance of the Class E Notes

                                          Pool A                                                 3,702,192.42
                                          Pool B                                                 1,346,623.41
                                                                                               --------------        --------------
                                                                                                                       5,048,815.83
                                                                                                                     ==============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
           Original Face $6,840,000       Original Face $6,840,000      Balance Factor
           $             6.548298         $             27.229700            73.813097%
           -----------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                                 4,554,095.21
                                          Pool B                                                 1,729,714.07
                                                                                               --------------
                                                                                                                       6,283,809.28

           Residual Interest - Pool A                                                               59,383.07
           Residual Interest - Pool B                                                               18,108.60
           Residual Principal - Pool A                                                             110,284.36
           Residual Principal - Pool B                                                             113,217.02
                                                                                               --------------
                                                                                                                         223,501.38

           Ending Residual Principal Balance
                                          Pool A                                                 4,443,810.85
                                          Pool B                                                 1,616,497.05
                                                                                               --------------        --------------
                                                                                                                       6,060,307.90
                                                                                                                     ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                              78,530.78
            - Servicer Advances reimbursement                                                                            392,715.82
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            107,390.70
                                                                                                                     --------------
           Total amounts due to Servicer                                                                                 578,637.30
                                                                                                                     ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                  beginning of the related Collection Period                                                         151,772,529.21

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                            0.00

               Decline in Aggregate Discounted Contract Balance                                                        3,676,145.34

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                      --------------
                  ending of the related Collection Period                                                            148,096,383.87
                                                                                                                     ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances               2,744,282.38

                   - Principal portion of Prepayment Amounts                                       931,862.96

                   - Principal portion of Contracts repurchased under Indenture Agreement
                       Section 4.02                                                                      0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become
                        Defaulted Contracts during the Collection Period                                 0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added
                        during Collection Period                                                         0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                         0.00
                                                                                               --------------
                               Total Decline in Aggregate Discounted Contract Balance            3,676,145.34
                                                                                               ==============


POOL B

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at
                  the beginning of the related Collection Period                                                      57,642,878.72

               Aggregate Discounted Contract Balance of Additional Contracts acquired during
                  Collection Period                                                                                            0.00

               Decline in Aggregate Discounted Contract Balance                                                        3,773,900.65

               Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                      --------------
                  ending of the related Collection Period                                                             53,868,978.07
                                                                                                                     ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances               1,744,787.56

                   - Principal portion of Prepayment Amounts                                     2,029,113.09

                   - Principal portion of Contracts repurchased under Indenture Agreement
                        Section 4.02                                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have become
                        Defaulted Contracts during the Collection Period                                 0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts added
                        during Collection Period                                                         0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                        during Collection Period                                                         0.00

                                                                                               --------------
                              Total Decline in Aggregate Discounted Contract Balance             3,773,900.65
                                                                                               ==============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    201,965,361.94
                                                                                                                     ==============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -
          PREPAYMENTS

        POOL A                                                                                          Predecessor
                                                              Discounted              Predecessor       Discounted
        Lease #        Lessee Name                            Present Value           Lease #           Present Value
        -----------------------------------------------       ------------------      ------------      -----------------------
                       NONE

                                                              ------------------                        -----------------------
                                                        Totals:            $0.00                                  $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
             CONTRACTS                                                                                            $0.00
       b) ADCB OF POOL A AT CLOSING DATE                                                                $186,735,373.96
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor
       Receivables                                                                        $0.00
b)  Total discounted Contract Balance of Substitute
       Receivables                                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection
       Account per Contribution & Servicing Agreement
       Section 7.02                                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
   COLLECTION PERIOD                                                                YES              NO     X
                                                                                    ----------       --------

     POOL B                                                                                             Predecessor
                                                              Discounted              Predecessor       Discounted
     Lease #           Lessee Name                            Present Value           Lease #           Present Value
     ---------------------------------------------------------------------------      ------------      ------------------------
                       NONE

                                                               -----------------                        -----------------------
                                                        Totals:            $0.00                                  $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                          $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                    AGENCY APPROVES)                                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
              HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES              NO     X
                                                                                    ----------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                    Predecessor
                                                                  Discounted                     Predecessor       Discounted
        Lease #          Lessee Name                              Present Value                  Lease #           Present Value
        ---------------------------------------------------       ---------------------          --------------    -----------------
        1528-004         U.S. Neurological, Inc.                         $194,560.17             2042-202              $981,403.44
        2826-001         Newark Health Imaging, L.L.C.                   $789,368.50
        2875-008         MRI of River North, INC. et al                  $735,842.45             2314-004              $707,303.41
        2709-202         Symmorphix, Inc.                                $390,173.53             2041-201              $526,898.39
        2712-201         Matric Semiconductor, Inc.                      $123,333.71             2041-202               $87,853.47
        2712-202         Matric Semiconductor, Inc.                      $102,100.09



                                                                     ------------------                            -----------------
                                                              Totals:   $2,335,378.45                                $2,303,458.71


        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               2,303,458.71
        b) ADCB OF POOL A AT CLOSING DATE                                                                          $186,735,373.96
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.23%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
       Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                       NO     X
                                                                                         ----------                --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                              Predecessor
                                                                  Discounted                      Predecessor      Discounted
        Lease #          Lessee Name                              Present Value                   Lease #          Present Value
        ---------------------------------------------------       ---------------------           -------------    ----------------
                         None

                                                                  ---------------------                            ----------------
                                                              Totals:     $0.00                                         $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $86,877,354.94
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES              NO     X
                                                                                                 ----------       --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2001

XV.    POOL PERFORMANCE MEASUREMENTS


1.                              AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
              This Month                                 5,894,631.89              This Month                        201,965,361.94
              1 Month Prior                              5,794,538.61              1 Month Prior                     209,415,407.93
              2 Months Prior                             5,183,977.12              2 Months Prior                    215,146,138.57

              Total                                     16,873,147.62              Total                             626,526,908.44

              A) 3 MONTH AVERAGE                         5,624,382.54              B) 3 MONTH AVERAGE                208,842,302.81

              c) a/b                                            2.69%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                       No  X
                                                                                       ------------------        ------------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                    Yes                       No  X
                                                                                       ------------------        ------------------
              B. An Indenture Event of Default has occurred and is then continuing?    Yes                       No  X
                                                                                       ------------------        ------------------

4.            Has a Servicer Event of Default occurred?                                Yes                       No  X
                                                                                       ------------------        ------------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                         Yes                       No  X
                                                                                       ------------------        ------------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                    covenant or obligation not remedied within 90 days?                Yes                       No  X
                                                                                       ------------------        ------------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?  Yes                       No  X
                                                                                       ------------------        ------------------

6.            Aggregate Discounted Contract Balance at Closing Date                    Balance  $       273,612,728.90
                                                                                                 ---------------------


              DELINQUENT LEASE SUMMARY

             Days Past Due            Current Pool Balance           # Leases
                   31 - 60                    9,071,542.69                 32
                   61 - 90                      814,907.30                 15
                  91 - 180                    5,894,631.89                 33



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization